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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 22, 2009

                              ONCOLOGIX TECH, INC.
            ---------------------------------------------------------
           (Name of Small Business Issuer as Specified in Its Charter)


                                    0-15482
                             ----------------------
                            (Commission File Number)

             Nevada                                              86-1006416
 ------------------------------                               -----------------
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                                  P.O. Box 8832
                           Grand Rapids, MI 49518-8832
                     --------------------------------------
                    (Address of principal executive offices)

                                 (616) 977-9933
                            -------------------------
                           (Issuer's telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 4.01 - Changes in Registrant's Certifying Accountant

     a)

          1) On June 19, 2009, the Board of Directors of the Registrant recommended and approved the dismissal of Semple, Marchal & Cooper, LLP as the Registrant's independent registered public accounting firm effective June 19, 2009.

          2) The reports of Semple, Marchal & Cooper, LLP on the Registrant's consolidated financial statements for the fiscal years ended August 31, 2007 and 2006 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. Their opinion was qualified due to uncertainty as to the Registrant's ability to continue as a going concern.

          3) The decision to change the Registrant's independent registered public accounting firm was recommended and approved by the Registrant's Board of Directors.

          4) During the fiscal years ended August 31, 2007 and 2006, as well as the nine-month period ended May 31, 2008 and through the date of this Form 8-K, there were no disagreements between the Registrant and Semple, Marchal & Cooper, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Semple, Marchal & Cooper, LLP, would have caused Semple, Marchal & Cooper, LLP to make reference to the subject matter of the disagreements in connections with its report.


The Registrant has requested Semple, Marchal & Cooper, LLP to furnish the Registrant with a letter addressed to the SEC stating whether Semple, Marchal & Cooper, LLP agrees with the above statements. A copy of Semple, Marchal & Cooper, LLP's letter, dated June 22, 2009, is attached as exhibit 99 to this Form 8-K.


     b) On June 22, 2009, the Board of Directors of the Registrant recommended and approved the appointment of Chisholm, Bierwolf, Nilson & Morrill, LLC. as the Registrant's independent registered public accounting firm, effective June 19, 2009.

     During the fiscal years ended August 31, 2007 and 2006 as well as the nine-month period ended May 31, 2008 and through the date of this Form 8-K, neither the Registrant nor anyone acting on its behalf consulted Chisholm, Bierwolf, Nilson & Morrill, LLC. regarding: (A) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements; or (B) any matter that was either the subject of a disagreement with Semple, Marchal & Cooper, LLP on accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Semple, Marchal & Cooper, LLP, would have caused Semple, Marchal & Cooper, LLP to make reference to the matter in connection with its report, or a "reportable event" as described in Item 304(a)(1)(v) of Regulation S-K of the SEC.

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Item 9.01 - Exhibits

     99 Letter to the Securities and Exchange Commission from Semple, Marchal & Cooper, LLP dated June 22, 2009.









                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: June 25, 2009                        ONCOLOGIX TECH, INC.


                                            By:  /s/  Anthony Silverman
                                               --------------------------------
                                                      Anthony Silverman,
                                                      Chief Executive Officer
                                                      and President

                                            By:  /s/  Michael A. Kramarz
                                               --------------------------------
                                                      Michael A. Kramarz,
                                                      Chief Financial Officer